UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Memorial Drive, Suite 300 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)                                  On September 28, 2017, the Board of Directors (the “Board”) of Syros Pharmaceuticals, Inc. (the “Company”) appointed Nancy Simonian, M.D., the Company’s President and Chief Executive Officer, as the Company’s principal financial officer and Colleen DeSimone as the Company’s principal accounting officer.

Dr. Simonian, age 56, has served as the Company’s President and Chief Executive Officer since July 2012. From 2001 to October 2011, Dr. Simonian was employed by Takeda Pharmaceuticals Company, or Takeda, a publicly-held biopharmaceutical company, and at Millennium Pharmaceuticals, Inc., or Millennium, prior to its acquisition by Takeda, most recently serving as Chief Medical Officer and Senior Vice President of Clinical, Medical and Regulatory Affairs. From 1995 to 2001, Dr. Simonian served at Biogen, Inc., a publicly-held biotechnology company, most recently as Vice President of Clinical Development. She is a member of the boards of directors of Seattle Genetics, Inc., a biotechnology company, the Damon Runyon Cancer Research Foundation and the Biotechnology Industry Organization. Prior to joining the biopharmaceutical industry, Dr. Simonian was on the faculty of Massachusetts General Hospital and Harvard Medical School as an assistant professor of neurology. She received a B.A. in biology from Princeton University and an M.D. from the University of Pennsylvania School of Medicine.

Ms. DeSimone, age 47, has served as the Company’s Vice President of Finance since April 2015. From 1997 to December 2014, Ms. DeSimone served in a number of progressively responsible positions in the finance group at Takeda, at Millennium prior to its acquisition by Takeda, and at LeukoSite, Inc. prior to its acquisition by Millennium, most recently as Senior Director, Finance and Controller of Takeda Oncology. Previously, Ms. DeSimone was a senior accountant at Deloitte & Touche LLP.  Ms. DeSimone earned a B.A. in economics and accounting from the College of the Holy Cross and is a certified public accountant in the Commonwealth of Massachusetts.

Our certificate of incorporation provides for the Company to indemnify its directors and executive officers to the fullest extent permitted by Delaware law. On September 28, 2017, we entered into an indemnification agreement with Ms. DeSimone on terms identical to those entered into with the Company’s other directors and executive officers. This indemnification agreement requires the Company, among other things, to advance expenses, including attorneys’ fees, to our directors and executive officers in connection with an indemnification claim, subject to very limited exceptions.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Form of Director and Officer Indemnification Agreement by and between the Registrant and each of the directors and executive officers of the Registrant (incorporated by reference to Exhibit 10.12 to the Registrant’s Registration Statement on Form S-1 (SEC File Number 333-211818) filed on June 3, 2016).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: September 29, 2017	By:	/s/ Nancy Simonian
Nancy Simonian, M.D.
President & Chief Executive Officer

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